DAVIS INTERNATIONAL SERIES, INC.
                                           DAVIS INTERNATIONAL TOTAL RETURN FUND


                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1998

[PICTURE]


                                                               [DAVIS FUND LOGO]

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

Dear Shareholder:

The Davis International Total Return Fund is designed for investors seeking a professionally managed, convenient way to expand their horizons beyond U.S. borders and take advantage of the greater diversification and growth potential offered by many non-U.S. companies. Despite a challenging investment environment over the past year, we are finding attractive values in a number of international stock markets now.

A New Manager for the Davis International Total Return Fund

Effective October 1, 1998, Jeffrey W. Singer has been appointed portfolio manager of the Davis International Total Return Fund. From 1992 until joining the Davis Funds in September, 1998, he worked at Sanford C. Bernstein & Co. as a senior research analyst and principal responsible for global investment research covering such industries as food and beverages, pharmaceuticals, broadcasting and publishing, and health and household products.

Investment Review

For the fiscal year ended September 30, 1998, the Fund generated a decline of 18.63% (on Class A shares at net asset value).(1) This compares with a decline of 8.08% for the Morgan Stanley Capital International EAFE index over the same time frame.(2)

During this period, financial markets and currencies have been rocked by turmoil and lack of confidence, particularly in developing countries. Global risk has increased markedly, with the financial crisis that began in Asia more than a year ago spreading to Russia, Eastern Europe and Latin America--leaving Western Europe and the United States as the only investment arenas that appear to represent relatively safe havens.

As the Asian flu worsened, the Fund's small exposure to Asia--which accounted for some 13% of net assets at the end of the first quarter of 1998 --was eliminated altogether, except for a token position in the Philippines. Holdings in South America--a major exporter of commodities, including oil--were also drastically reduced from 8% of net assets at the end of March. By September 30th, all but one position south of the U.S. border had been eliminated--a 1% stake in Panamerican Beverages Inc. Class A, a Mexico City-based company that distributes soft drinks in Latin America.(3)

As a result of these changes, at the end of September, more than 96% of your Fund's net assets were invested in Europe, where the risks appeared meaningfully lower than in other parts of the world and where valuations seemed less stretched than in the United States. During the period from the end of March through September, five European countries were added to the portfolio:(4)

o In Denmark, the Fund made a small investment in Vestas Wind Systems A/S, the largest wind turbine manufacturer in the world.

o In France, two initial positions were purchased in Cap Gemini SA, which provides services relating to information technology systems, and in Zodiac SA, a world leader in manufacturing aeronautical, airline and marine-leisure equipment.

o In Germany, the Fund made three purchases--in the shares of Bayerische Vereinsbank (which merged with Bayerische Hypo-Bank to form Bayerische Hypo- und Vereinsbank), of BHF Bank AG and of Mannesmann AG, a company strongly positioned to participate in cellular telephone and data transmission growth in Europe.

o In Norway, initial investments were made in Elkjop Norge, a leading retailer of consumer electronics equipment and kitchen appliances, and Tomra Systems, the world's largest manufacturer of machines for handling the return of beverage containers.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

o In Spain, a position was acquired in Union Electrica Fenosa SA, a coal, nuclear and hydroelectric power producer.

Investment Outlook

Dramatic shifts in the global financial and economic outlook have resulted in significant revisions of gross domestic product (GDP) estimates for most parts of the world. In South and East Asia, where the current financial crisis started with the devaluation of the Thai baht on July 2, 1997, real GDP growth is likely to be sharply lower this year and also down again next year in most countries. China is perhaps the major exception, with estimated growth of some 7% anticipated in both 1998 and 1999. Latin America also faces significantly slower growth this year and next. Even in Western Europe, GDP growth figures are likely to be revised slightly downwards.

Moreover, corporate profit estimates around the world will have to be reduced further if powerful deflationary forces gain momentum, as many expect. However, significant declines in interest rates would alleviate deflationary pressures to some extent and bring some relief to recent financial excesses.

Following the steep correction of European stock exchanges in late September and early October, we believe European equities should offer attractive investment opportunities as confidence returns to the markets. The story of consolidations, divestitures, takeovers and restructurings in Europe is not over yet.

Currencies remain an area of uncertainty. In the Far East, the big question mark is whether the Chinese currency--the renminbi--will be devalued and, if it is, whether that will produce a chain reaction resulting in the devaluation of the Hong Kong dollar and renewed pressure on other currencies in that part of the world.

In Europe, a key question is whether the Euro is likely to be strong or weak relative to the U.S. dollar. We believe the Euro will be launched as scheduled on January 1, 1999--although it is remotely possible that significant currency turmoil could postpone that event--and we think the Euro initially will be strong vis-a-vis the U.S. dollar. Over time, however, we expect the pendulum to swing back and forth between the Euro and the dollar because Europe is an economic power bloc of about the same size as the United States. In other words, the U.S. dollar will face real competition from another western world currency of roughly commensurate economic might. While Europe is a bit less rich in gross domestic product, its standard of living is slightly behind that of the United States, which means it will probably have slightly better growth over the coming decade.

As always, we believe in maintaining a long-term perspective when investing internationally. While stock prices will fluctuate over the short-term, stocks have historically provided one of the best opportunities for growth over time.(5) By investing in high-quality companies around the world, we believe the Fund provides a sound alternative for investors seeking to diversify portfolios otherwise concentrated in U.S. equities and build wealth over the long term.

Sincerely,

/s/ Shelby M.C. Davis               /s/ Jeffrey Singer
Shelby M.C. Davis                   Jeffrey Singer
Chief Investment Officer            Portfolio Manager

November  4, 1998

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

This Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for Davis International Total Return Fund. This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis International Total Return Fund which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Average annual total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

* (Without a 4.75% sales charge taken into consideration for the period ended September 30, 1998)

------------------------------------------------------------------------------------------------
             FUND NAME                    1 YEAR   3 YEAR   5 YEAR  10 YEAR       INCEPTION
------------------------------------------------------------------------------------------------
Davis International Total Return A       (18.63%)  (3.39%)    N/A     N/A     1.82% - 02/01/95
------------------------------------------------------------------------------------------------
Davis International Total Return B       (19.46%)  (4.25%)    N/A     N/A     0.94% - 02/01/95
------------------------------------------------------------------------------------------------
Davis International Total Return C       (19.35%)    N/A      N/A     N/A   (18.38%) - 08/19/97
------------------------------------------------------------------------------------------------

** (With a 4.75% sales charge or any applicable contingent deferred sales charge taken into consideration for the period ended September 30, 1998)

------------------------------------------------------------------------------------------------
             FUND NAME                    1 YEAR   3 YEAR   5 YEAR  10 YEAR       INCEPTION
------------------------------------------------------------------------------------------------
Davis International Total Return A       (22.51%)  (4.94%)    N/A     N/A     0.48% - 02/01/95
------------------------------------------------------------------------------------------------
Davis International Total Return B       (22.68%)  (5.08%)    N/A     N/A     0.46% - 02/01/95
------------------------------------------------------------------------------------------------
Davis International Total Return C       (20.16%)    N/A      N/A     N/A   (18.38%) - 08/19/97
------------------------------------------------------------------------------------------------

(2) The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in a portfolio comprised of securities included in the index.

(3) The Fund's portfolio securities as of September 30, 1998, including the securities discussed in this letter, are listed in the Schedule of Investments.

(4) Portfolio holdings are subject to change.

(5) Past performance is not a guarantee of future results.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Davis International Total Return Fund - Class A shares
Comparison of Davis International Total Return Fund and Europe Australia Far East Index
================================================================================

Average Annual Total Return For the Periods ended September 30, 1998.

--------------------------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%).
One Year .......................................................   (22.51%)
Life of Class (February 1, 1995 through September 30, 1998).....     0.48%
--------------------------------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Class A shares of Davis International Total Return Fund on February 1, 1995 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by September 30, 1998 the value of your investment would have grown to $10,175 - a 1.75% increase on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

  [The following table was depicted as a line chart in the printed material.]

                                  Davis International    Europe Australia
                                   Total Return Fund         Far East
                                        Class A               Index
                         2/1/95           9,525               10,000
                        9/30/95          11,286               11,138
                        9/30/96          12,174               12,134
                        9/30/97          12,505               13,649
                        9/30/98          10,175               12,546

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Davis International Total Return Fund - Class B shares
Comparison of Davis International Total Return Fund and Europe Australia Far East Index
================================================================================

Average Annual Total Return For the Periods ended September 30, 1998.

--------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)
One Year......................................................... (22.68%)
Life of Class (February 1, 1995 through September 30, 1998) .....   0.46%
--------------------------------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Class B shares of Davis International Total Return Fund on February 1, 1995 (inception of
Fund). As the chart shows, by September 30, 1998 the value of your investment, after deducting any applicable contingent deferred sales charge, would have grown to $10,170 - a 1.70% increase on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

  [The following table was depicted as a line chart in the printed material.]

                                  Davis International    Europe Australia
                                   Total Return Fund         Far East
                                        Class B               Index
                         2/1/95         10,000               10,000
                        9/30/95         11,790               11,138
                        9/30/96         12,627               12,134
                        9/30/97         12,551               13,649
                        9/30/98         10,170               12,546

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Davis International Total Return Fund- Class C Shares
Comparison of Davis International Total Return Fund and Europe Australia Far East Index
================================================================================

Average Annual Total Return For the Periods ended September 30, 1998.

-----------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year..........................................................  (20.16%)
Life of Class (August 19, 1997 through September 30, 1998) .......  (18.38%)
-----------------------------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Class C shares of Davis International Total Return Fund on August 19, 1997 (inception of class). As the chart shows, by September 30, 1998 the value of your investment would have been $7,974 - a 20.26% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

  [The following table was depicted as a line chart in the printed material.]

                                  Davis International    Europe Australia
                                   Total Return Fund         Far East
                                        Class C               Index
                        8/19/97         10,000                10,000
                        9/30/97          9,887                11,249
                        9/30/98          7,974                10,340

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Portfolio Holdings as of September 30, 1998
================================================================================

   [The following table was depicted as a pie chart in the printed material.]

Portfolio Makeup                           % of Fund Net Assets
--------------------------------------------------------------------------------
Cash Equivalents, Other Assets & Liabilities        1.3%
Common Stocks                                      98.7%

    [The following table was depicted as a pie chart in the printed material.]

Sector Weightings                             % of Portfolio
--------------------------------------------------------------------------------
Pharmaceuticals                                    13.7%
Food/Beverage                                       6.1%
Consumer Products                                   8.3%
Insurance                                          10.2%
Banking                                            15.4%
Utilities                                           8.2%
Diversified                                         8.9%
Industrial Products                                 1.2%
Telecommunications                                 17.5%
Other                                               1.7%
Manufacturing                                       8.8%

Top 10 Holdings                      Sector                 % of Fund Net Assets
--------------------------------------------------------------------------------
Novartis Ltd., Registered            Pharmaceuticals              12.32%
Swiss Reinsurance Co., Registered    Insurance                     6.09%
ENI SpA                              Utilities                     5.64%
Raisio Group PLC                     Food & Beverage               4.91%
Nokia Oyj - A                        Telecommunications            4.87%
Xeikon NV, ADR (144A)                Manufacturing                 4.67%
CRH PLC                              Diversified                   4.31%
Telecom Italia SpA                   Telecommunications            4.22%
Skandia Forsakrings AB               Insurance                     3.99%
Unilever NV                          Consumer Products             3.86%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Portfolio Activity -- October 1, 1997 through September 30, 1998
================================================================================

New Positions Added (10/1/97-9/30/98)

(Highlighted positions are those greater than 0.99% of 9/30/98 total net assets.)

                                                                                   Date of 1st         % of 9/30/98
Security                                                  Sector                     Purchase       Fund Net Assets
-------------------------------------------------------------------------------------------------------------------
Advanced Info Service Public Company Ltd.                 Telecommunications            2/6/98               --
Advanced Info Service Public Company Ltd.                 Telecommunications            2/6/98               --
Arab Malaysian Corporation                                Diversified                   2/3/98               --
Banco Santander SA                                        Banking                      4/20/98               --
Bank of Bermuda Ltd.                                      Banking                       7/1/98             1.36%
Bayerische Hyop - und Vereinsbank AG                      Banking                       5/4/98             2.26%
Befesa Medio Ambiente, SA                                 Waste Disposal               6/29/98               --
Benpres Holdings Corp.                                    Multimedia                   4/23/98               --
BHF Bank AG                                               Banking                       5/4/98             0.99%
Cap Gemini SA                                             Computer Products             9/2/98             0.47%
Castellum AB                                              Real Estate                   6/3/98               --
Charter PLC                                               Diversified                  3/19/98               --
Cheung Kong (Holdings) Ltd.                               Real Estate                   2/3/98               --
China Telecom (Hong Kong) Ltd.                            Telecommunications            2/3/98               --
Electrolux AB                                             Manufacturing                8/12/98             1.21%
Elkjop Norge ASA                                          Electronics                   4/8/98             0.46%
Empresa Nacional de Electricidad SA, ADR (ENDESA)         Utilities                   10/24/97               --
Global TeleSystems Group, Inc.                            Telecommunications           7/21/98             1.03%
Heineken NV                                               Consumer Products            3/23/98             3.70%
ING Groep NV                                              Banking                      12/4/97             2.79%
Keppel Bank Ltd.                                          Banking                       2/3/98               --
Liu Chong Hing Bank Ltd.                                  Banking                       2/9/98               --
Malaysian Assurance Alliance Bhd                          Insurance                     2/6/98               --
Mannesmann AG                                             Manufacturing                6/24/98             2.81%
Merita PLC-A                                              Banking                      4/21/98             1.56%
Numico NV                                                 Food & Beverage              3/24/98               --
Orange PLC                                                Telecommunications           6/24/98             2.89%
SKF AB                                                    Industrial Products          8/24/98             1.14%
Telecom Italia MOB                                        Telecommunications            624/98             3.57%
Tomra Systems ASA                                         Waste Management             4/16/98             0.32%
Unilever NV                                               Consumer Products           11/21/97             3.86%
Union Bank of Hong Kong                                   Banking                      3/25/98               --
Union Electrica Fenosa, SA                                Utilities                    7/16/98             1.84%
Vestas Wind Systems A/S                                   Utilities                    4/29/98             0.60%
Vodafone Group PLC                                        Telecommunications            9/2/98             0.71%
Winkler & Duennebier AG                                   Machinery                    5/13/98               --
Zodiac SA                                                 Consumer Products            8/26/98             0.65%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Portfolio Activity -- October 1, 1997 through September 30, 1998
================================================================================

Positions Closed (10/1/97-9/30/98) (Gains or losses greater than $250,000 are highlighted.)

                                                                                   Date of Final
Security                                                  Sector                        Sale             Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------
Advanced Info Service Public Company Ltd.                 Telecommunications           2/13/98              (99,552)
Advanced Info Service Public Company Ltd.                 Telecommunications           2/13/98              (43,202)
Arab Malaysian Corporation                                Diversified                   2/6/98              288,343
Banco Santander SA                                        Banking                      8/26/98             (117,605)
Banco Santander SA Rights (expiring 8/11/98)              Banking                      8/11/98                6,250
Befesa Medio Ambiente, SA                                 Waste Disposal               7/16/98                7,412
Benpres Holdings Corp.                                    Multimedia                   7/23/98             (114,551)
British Biotech PLC                                       Pharmaceuticals              7/14/98           (2,017,219)
Castellum AB                                              Real Estate                  7/16/98                4,290
Centrais Electricas Brasileiras SA, ADR                   Utilities                    6/23/98              (69,463)
     (ELETROBRAS) Preference B
Centrais Geradoras do Sul do Brasil SA                    Utilities                    7/16/98               (9,105)
Charter PLC                                               Diversified                  7/22/98             (104,657)
Cheung Kong (Holdings) Ltd.                               Real Estate                  2/13/98                7,340
China Telecom (Hong Kong) Ltd.                            Telecommunications           4/23/98              154,817
Davao Union Cement Corp.                                  Building Materials            9/9/98           (1,080,267)
Disco SA, ADR                                             Food & Beverage              12/5/97              124,100
Empresa Nacional de Electricidad SA, ADR (ENDESA)         Utilities                    4/21/98             (144,172)
Far East Bank & Trust Co., (rights expiring 12/01/97)     Banking                      12/1/97              (17,299)
Gambro AB                                                 Medical Products              8/5/98               50,760
GKN PLC                                                   Automotive                   2/11/98               29,623
Grupo Casa Autrey SA de CV, ADR                           Retail                        1/7/98               58,266
HKR International Ltd.                                    Real Estate                  7/16/98             (823,853)
HSBC Holdings PLC                                         Banking                      10/7/97              467,462
Hutchison Whampoa Ltd.                                    Diversified                  2/13/98             (234,326)
Incentive AB - A                                          Holding Company              3/11/98               15,570
Incentive AB - B                                          Holding Company               7/1/98              364,894
Keppel Bank Ltd.                                          Banking                      7/23/98             (602,439)
LG Electronics Inc.                                       Electronics                 10/18/97             (699,852)
Liu Chong Hing Bank Ltd.                                  Banking                       5/8/98               34,235
Malaysian Assurance Alliance Bhd                          Insurance                    7/16/98             (659,132)
Numico NV                                                 Food & Beverage              7/22/98              (34,027)
Peregrine Derivatives Utilities (warrants expiring        Diversified                  3/30/98             (674,110)
     3/30/98)
Petroleo Brasileiro SA, (Petrobras) Pfd                   Utilities                    8/26/98             (685,459)
PT Unilever Indonesia                                     Consumer Products            11/7/97             (323,070)
Republic Glass Holdings Corp.                             Manufacturing                8/13/98             (315,866)
Robert Fleming Wrts. Arab Malaysmer (expiring 1/23/98)    Banking                      1/23/98              (56,922)
Roche Holding Ltd., Non-voting equity                     Pharmaceuticals              6/24/98               80,330
Royal Bank of Scotland PLC                                Banking                      4/30/98              654,223
Samsung Electronics Co. Ltd.                              Electronics                 10/24/97             (218,090)
Samsung Electronics Co. Ltd., GDR                         Electronics                 10/22/97             (359,394)
Santa Isabel SA, ADR                                      Retail                        5/7/98             (460,536)
Sociedad de Fomento Industrial SA de CV, ADR (DESC)       Diversified                   5/1/98             (310,873)
Telecomunicacoes Brasileiras SA, ADR (TELEBRAS)           Telecommunications           6/23/98               58,385
Telefonica de Argentina SA, ADR                           Telecommunications           2/11/98               53,059
Union Bank of Hong Kong                                   Banking                      6/24/98             (222,902)
Winkler & Duennebier AG                                   Machinery                    7/15/98              (42,979)

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments
At September 30, 1998
================================================================================

                                                                    Value
     Shares                                                        (Note 1)
     ------                                                        --------
COMMON STOCKS - (98.72%)

                  BELGIUM - (4.67%)
        90,000    Xeikon NV, ADR (144A)(b)*...................  $     1,524,375
                                                                ---------------
                  BERMUDA - (1.36%)
        15,000    Bank of Bermuda Ltd.........................          442,500
                                                                ---------------
                  DENMARK - (0.60%)
         5,000    Vestas Wind Systems A/S*....................          196,835
                                                                ---------------
                  FINLAND - (12.73%)
        33,000    Asko Oyj....................................          454,322
       100,000    Merita PLC - Class A........................          509,391
        20,000    Nokia Oyj - Class A.........................        1,589,144
       110,000    Raisio Group PLC............................        1,600,944
                                                                ---------------
                                                                      4,153,801
                  FRANCE - (1.12%)                              ---------------
         1,000    Cap Gemini SA...............................          153,220
         1,000    Zodiac SA...................................          212,508
                                                                ---------------
                                                                        365,728
                  GERMANY - (6.06%)                             ---------------
        10,000    Bayerische Hypo- und Vereinsbank AG.........          736,549
        10,000    BHF-Bank AG.................................          323,363
        10,000    Mannesmann AG...............................          916,195
                                                                ---------------
                                                                      1,976,107
                  IRELAND - (4.67%)                             ---------------
       110,909    CRH  PLC....................................        1,404,744
        18,000    Ryanair Holdings PLC *......................          118,364
                                                                ---------------
                                                                      1,523,108
                  ITALY - (13.43%)                              ---------------
       300,000    ENI  SpA....................................        1,839,275
       200,000    Telecom Italia MOB..........................        1,165,601
       200,000    Telecom Italia SpA..........................        1,378,245
                                                                ---------------
                                                                      4,383,121
                  MEXICO - (1.09%)                              ---------------
        20,000    Panamerican Beverages Inc.- Class A.........          356,250
                                                                ---------------
                  NETHERLANDS - (10.35%)
        25,000    Heineken NV.................................        1,207,954
        20,198    ING Groep NV................................          910,511
        20,000    Unilever NV.................................        1,259,458
                                                                ---------------
                                                                      3,377,923
                                                                ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments - Continued
At September 30, 1998
================================================================================

                                                                   Value
     Shares                                                       (Note 1)
     ------                                                       --------
COMMON STOCKS - CONTINUED

                  NORWAY - (0.79%)
         4,000    Elkjop Norge ASA............................  $       151,474
         5,000    Tomra Systems ASA...........................          105,153
                                                                ---------------
                                                                        256,627
                  PHILIPPINES - (0.09%)                         ---------------
        37,500    Far East Bank & Trust Co....................           29,571
                                                                ---------------
                  SPAIN - (1.84%)
        40,000    Union Electrica Fenosa, SA..................          600,275
                                                                ---------------
                  SWEDEN - (5.19%)
        30,000    Electrolux AB...............................          394,258
       100,000    Skandia Forsakrings AB .....................        1,301,435
                                                                ---------------
                                                                      1,695,693
                  SWITZERLAND - (23.85%)                        ---------------
         1,000    ABB Ltd., Bearer............................        1,017,821
         4,600    Ciba Specialty Chemicals Ltd., Registered ..          383,222
         2,500    Novartis Ltd., Registered...................        4,019,081
        30,000    SKF AB Series B.............................          371,292
         1,000    Swiss Reinsurance Co., Registered ..........        1,988,554
                                                                ---------------
                                                                      7,779,970
                  UNITED KINGDOM - (9.85%)                      ---------------
       111,439    Lloyds TSB Group PLC........................        1,248,524
       100,000    Orange PLC*.................................          943,555
       111,648    Standard Chartered PLC......................          787,723
        20,000    Vodafone Group PLC..........................          232,233
                                                                ---------------
                                                                      3,212,035
                  UNITED STATES OF AMERICA - (1.03%)            ---------------
        10,000    Global TeleSystems Group, Inc.*.............          336,875
                                                                ---------------

                        TOTAL COMMON STOCKS (identified cost
                          $28,652,155)........................       32,210,794
                                                                ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments - Continued
At September 30, 1998
================================================================================

                                                                      Value
Principal                                                            (Note 1)
---------                                                            --------
SHORT TERM - (1.55%)
$  506,000         State Street Corporation Repurchase
                    Agreement, 5.35%, 10/02/98 dated 09/30/98,
                    repurchase value of $506,150
                    (collateralized by $505,000 par value U.S.
                    Treasury Notes, 7.025%, 10/22/07, market
                    value $521,197) - (identified cost $506,000)..  $   506,000
                                                                    -----------

                      TOTAL INVESTMENTS (identified cost
                        $29,158,155) - (100.27%) (a)...........      32,716,794
                      LIABILITIES LESS OTHER ASSETS - (0.27%).....      (89,732)
                                                                    -----------
                      NET ASSETS - 100%...........................  $32,627,062
                                                                    ===========

(a)   Aggregate cost for Federal income tax purposes is $29,158,155.

(b) This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $1,524,375 and 4.67% of the Fund's net assets as of September 30, 1998.

*     Non income-producing security.

At September 30, 1998, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                  Unrealized appreciation.........................  $ 5,504,093
                  Unrealized depreciation.........................   (1,945,454)
                                                                    -----------
                    Net unrealized appreciation...................  $ 3,558,639
                                                                    ===========

See Notes to Financial Statements

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - At September 30, 1998
================================================================================

ASSETS:
     Investments in securities, at value (identified cost - $29,158,155)
         (See accompanying Schedule of Investments) ........................................   $ 32,716,794
     Cash ..................................................................................         54,529
     Receivables:
         Dividends and interest ............................................................         55,737
         Capital stock sold ................................................................          7,427
         From adviser ......................................................................        209,054
     Prepaid expenses ......................................................................         31,234
     Other assets ..........................................................................         30,579
                                                                                               ------------
              Total assets .................................................................     33,105,354
                                                                                               ------------
LIABILITIES:
     Payables:
         Investment securities purchased ...................................................        378,721
         Capital stock redeemed ............................................................         16,074
     Accrued expenses ......................................................................         79,077
     Other liabilities .....................................................................          4,420
                                                                                               ------------
              Total liabilities ............................................................        478,292
                                                                                               ------------
NET ASSETS .................................................................................   $ 32,627,062
                                                                                               ============
     CLASS A SHARES
         Net assets ........................................................................   $ 26,921,170
         Shares outstanding ................................................................      2,908,278
         Net asset value and redemption price per share ....................................   $       9.26
                                                                                               ============
         Maximum offering price per share (100/95.25 of $9.26) .............................   $       9.72
                                                                                               ============
     CLASS B SHARES
         Net assets ........................................................................   $  5,449,820
         Shares outstanding ................................................................        607,107
         Net asset value and redemption price per share ....................................   $       8.98
                                                                                               ============
     CLASS C SHARES
         Net assets ........................................................................   $    256,072
         Shares outstanding ................................................................         27,913
         Net asset value and redemption price per share ....................................   $       9.17
                                                                                               ============
Net assets consist of:
     Par value of shares of capital stock ..................................................   $      3,543
     Additional paid-in capital ............................................................     41,460,315
     Net unrealized appreciation on investments and translation of assets and
         liabilities in foreign currencies .................................................      3,558,639
     Accumulated net realized losses from investments and foreign currency transactions ....    (12,395,435)
                                                                                               ------------
              Net assets ...................................................................   $ 32,627,062
                                                                                               ============

See Notes to Financial Statements.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF OPERATIONS - For the year ended September 30, 1998
================================================================================

Investment Income (Loss):
     Income:
         Dividends (net of foreign taxes withheld of $81,612) .......................   $   590,454
         Interest ...................................................................        45,346
                                                                                        -----------
              Total income ..........................................................       635,800
                                                                                        -----------
     Expenses:
         Management fees (Note 3) .....................................   $   401,648
         Custodian fees ...............................................        67,124
         Transfer agent fees
           Class A ....................................................        30,821
           Class B ....................................................        25,801
           Class C ....................................................         1,007
         Audit fees ...................................................        20,013
         Legal fees ...................................................        13,956
         Accounting fees (Note 3) .....................................         8,004
         Reports to shareholders ......................................        39,381
         Directors' fees and expenses .................................        40,740
         Registration and filing fees .................................        62,679
         Miscellaneous ................................................         1,858
         Payments under distribution plan (Note 3)
           Class A ....................................................        46,112
           Class B ....................................................        67,266
           Class C ....................................................         1,804
                                                                          -----------
              Total expenses ........................................................       828,214
         Reimbursement of expenses by adviser (Note 3) ..............................      (165,863)
         Expenses paid indirectly (Note 6) ..........................................        (1,009)
                                                                                        -----------
              Net expenses ..........................................................       661,342
                                                                                        -----------
                  Net investment loss ...............................................       (25,542)
                                                                                        -----------
Realized and Unrealized Loss on Investments and Foreign Currency:

     Net realized loss from:
         Investment transactions ....................................................    (6,302,911)
         Foreign currency transactions ..............................................    (1,585,908)
     Net decrease in unrealized appreciation of investments .........................      (537,854)
                                                                                        -----------
              Net realized and unrealized loss on investments and foreign currency ..    (8,426,673)
                                                                                        -----------
                  Net decrease in net assets resulting from operations ..............   $(8,452,215)
                                                                                        ===========

See Notes to Financial Statements.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                             Year Ended      Year Ended
                                                                            September 30,   September 30,
                                                                                1998            1997
                                                                            ------------    ------------
OPERATIONS:

     Net investment loss ................................................   $    (25,542)   $    (52,467)
     Net realized loss from investments and foreign currency
         transactions ...................................................     (7,888,819)     (4,421,463)
     Increase (decrease) in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies ....       (537,854)      5,415,882
                                                                            ------------    ------------
         Net increase (decrease) in net assets resulting from
              operations ................................................     (8,452,215)        941,952

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Realized gains from investment transactions
         Class A ........................................................             --      (3,209,934)
         Class B ........................................................             --        (681,216)

CAPITAL SHARE TRANSACTIONS (NOTE 5) .....................................     (6,951,729)      1,151,873
                                                                            ------------    ------------
         Total decrease in net assets ...................................    (15,403,944)     (1,797,325)

NET ASSETS:
     Beginning of period ................................................     48,031,006      49,828,331
                                                                            ------------    ------------
     End of period ......................................................   $ 32,627,062    $ 48,031,006
                                                                            ============    ============

See Notes to Financial Statements

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
At September 30, 1998
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Davis International Series, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one fund, Davis International Total Return Fund (the "Fund") whose primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in foreign securities. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service or broker. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

Foreign Currency - Amounts denominated in or expected to settle in foreign currencies ("FC") are translated into United States dollars at current exchange rates computed by State Street Bank & Trust Company ("State Street Bank"), the Fund's custodian bank. Investment securities, other assets, and liabilities are valued at the closing rate of exchange at the balance sheet date. Purchases and sales of investment securities, income and expenses are valued at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Currency Contracts - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1998
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

as an unrealized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed. Investments in forward currency contracts may expose the company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At September 30, 1998, the Fund had approximately $4,230,000 of capital loss carryovers available to offset future capital gains, if any, of which $2,867,000 and $1,363,000 expire in 2005 and 2006, respectively.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $38,026 and a corresponding decrease in additional paid-in capital.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 1998 were $24,691,860 and $30,027,670, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average annual net assets, and 0.80% of average annual net assets in excess of $500 million.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1998
================================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES - (Continued)

      The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 1998 amounted to $12,000. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services paid to the Adviser for the year ended September 30, 1998 amounted to $7,890. State Street Bank is the Fund's primary accounting provider, fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. Such fee amounted to $8,004 for the year ended September 30, 1998. The Adviser has agreed to reimburse the Fund for certain expenses which amounted to $165,863. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

      Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

      Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

      During the year ended September 30, 1998, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $50,573 from commissions earned on sales of Class A shares of the Fund, of which $8,102 was retained by the underwriter and the remaining $42,471 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

      The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended September 30, 1998 was $46,112.

CLASS B SHARES

      Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

      The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1 %) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1998
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (Continued)

CLASS B SHARES - (Continued)

      During the year ended September 30, 1998, Class B shares of the Fund made distribution plan payments which included distribution fees of $50,502 and service fees of $16,764.

      Commission advances by the Distributor during the year ended September 30, 1998 on the sale of Class B shares of the Fund amounted to $25,950, of which $24,930 was re-allowed to qualified selling dealers.

      The Distributor intends to seek payment from Class B shares of the Fund in the amount of $268,739, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

      A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 1998, the Distributor received contingent deferred sales charges of $9,969 from redemptions of Class B shares of the Fund.

CLASS C SHARES

      Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

      During the year ended September 30, 1998, Class C shares of the Fund made distribution payments of $1,804. During the year ended September 30, 1998, the Distributor received $1,044 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1998
================================================================================

NOTE 5 - CAPITAL STOCK

      At September 30, 1998, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

Class A                                                   Year Ended
                                                      September 30, 1998
                                                      ------------------
                                                   Shares           Amount
                                                   ------           ------
Shares subscribed ...........................        506,499    $  5,578,928
Shares redeemed .............................     (1,091,006)    (11,481,063)
                                                ------------    ------------
     Net decrease ...........................       (584,507)   $ (5,902,135)
                                                ============    ============

                                                         Year Ended
                                                     September 30, 1997
                                                     ------------------
                                                   Shares           Amount
                                                   ------           ------
Shares subscribed ...........................        589,427    $  6,637,805
Shares issued in reinvestment of
  distributions ..........................           296,888       3,129,204
                                                ------------    ------------
                                                     886,315       9,767,009
Shares redeemed .............................       (820,492)     (9,160,277)
                                                ------------    ------------
     Net increase ...........................         65,823    $    606,732
                                                ============    ============

                                                         Year Ended
Class B                                              September 30, 1998
                                                     ------------------
                                                   Shares           Amount
                                                   ------           ------
Shares subscribed ...........................        107,968    $  1,158,196
Shares redeemed .............................       (238,958)     (2,439,854)
                                                ------------    ------------
     Net decrease ...........................       (130,990)   $ (1,281,658)
                                                ============    ============

                                                         Year Ended
                                                     September 30, 1997
                                                     ------------------
                                                   Shares          Amount
                                                   ------          ------
Shares subscribed ...........................        186,153    $  2,044,442
Shares issued in reinvestment of
  distributions ..........................            62,835         652,856
                                                ------------    ------------
                                                     248,988       2,697,298
Shares redeemed .............................       (201,315)     (2,213,546)
                                                ------------    ------------
     Net increase ...........................         47,673    $    483,752
                                                ============    ============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 1998
================================================================================

NOTE 5 - CAPITAL STOCK - (Continued)

Class C

                                                         Year Ended
                                                     September 30, 1998
                                                     ------------------
                                                   Shares          Amount
                                                   ------          ------
Shares subscribed ...........................         41,210    $    439,030
Shares redeemed .............................        (18,663)       (206,966)
                                                ------------    ------------
     Net increase ...........................         22,547    $    232,064
                                                ============    ============

                                                      August 19, 1997
                                                    (Inception of Class)
                                                          through
                                                     September 30, 1997
                                                     ------------------
                                                   Shares          Amount
                                                   ------          ------

Shares subscribed ...........................          5,366    $     61,389
Shares redeemed .............................             --              --
                                                ------------    ------------
     Net increase ...........................          5,366    $     61,389
                                                ============    ============

NOTE 6 - CUSTODIAN FEES

      Under an agreement with the custodian bank, custody fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,009 during the year ended September 30, 1998.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A

                                                                                                   Eight
                                                          Year Ended September 30,              Months ended
                                               -------------------------------------------      September 30,
                                                  1998            1997             1996             1995
                                                  ----            ----             ----             ----
Net Asset Value,
    Beginning of Period ....................   $    11.38      $    12.12       $    11.85       $    10.00
                                               ----------      ----------       ----------       ----------
Income From Investment Operations
    Net Investment  Income .................           --              --             0.03             0.05
    Net Realized and Unrealized
      Gains and Losses .....................        (2.12)           0.25             0.85             1.80
                                               ----------      ----------       ----------       ----------
      Total From Investment Operations .....        (2.12)           0.25             0.88             1.85
                                               ----------      ----------       ----------       ----------
Dividends and Distributions
    Dividends from Net
      Investment  Income ...................           --              --            (0.03)              --
    Distributions from Realized Gains ......           --           (0.99)           (0.58)              --
                                               ----------      ----------       ----------       ----------
      Total Dividends and Distributions ....           --           (0.99)           (0.61)              --
                                               ----------      ----------       ----------       ----------
Net Asset Value, End  of Period ............   $     9.26      $    11.38       $    12.12       $    11.85
                                               ==========      ==========       ==========       ==========
Total Return(1).............................       (18.63)%          2.71%            7.87%           18.50%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted) .................   $   26,921      $   39,740       $   41,545       $   13,427
    Ratio of Expenses
      to  Average Net  Assets ..............         1.45%(2)        1.67%(2,3)       1.70%(2,3)       1.72%(2)*
    Ratio of Net Investment Income
      to Average Net  Assets ...............         0.13%           0.03%            0.23%            0.95%*
    Portfolio Turnover Rate(4) .............           63%             97%              78%              85%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 1998, September 30, 1997, September 30, 1996 and the eight months ended September 30, 1995 would have been 1.86%, 1.93%, 2.24% and 2.88%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.66% and 1.69% for the years ended September 30, 1997 and September 30, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*     Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B

                                                                                                    Eight
                                                       Year Ended September 30,                  Months ended
                                            ---------------------------------------------        September 30,
                                               1998             1997              1996               1995
                                               ----             ----              ----               ----
Net Asset Value,
    Beginning of Period .................   $   11.15        $   12.00          $   11.79          $   10.00
                                            ---------        ---------          ---------          ---------
Income From Investment Operations
    Net Investment Loss .................          --            (0.10)             (0.03)             (0.01)
    Net Realized  and Unrealized
      Gains and Losses ..................       (2.17)            0.24               0.82               1.80
                                            ---------        ---------          ---------          ---------
      Total From Investment Operations ..       (2.17)            0.14               0.79               1.79
                                            ---------        ---------          ---------          ---------
Dividends and Distributions
    Dividends from Net
      Investment  Income ................          --               --                 --                 --
    Distributions from Realized Gains ...          --            (0.99)             (0.58)                --
                                            ---------        ---------          ---------          ---------
      Total  Dividends and Distributions           --            (0.99)             (0.58)                --
                                            ---------        ---------          ---------          ---------
Net Asset Value, End  of Period .........   $    8.98        $   11.15          $   12.00          $   11.79
                                            =========        =========          =========          =========
Total Return(1) .........................      (19.46)%           1.77%              7.10%             17.90%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted) ..............   $   5,450        $   8,230          $   8,283          $   2,002
    Ratio of Expenses
      to  Average Net  Assets ...........        2.60%(2)         2.51%(2,3)         2.47%(2,3)         2.46%(2)*
    Ratio of Net Investment Income
      to Average Net  Assets ............       (1.02)%          (0.80)%            (0.54)%            (0.09)%*
    Portfolio Turnover Rate(4) ..........          63%              97%                78%                85%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 1998, September 30, 1997, September 30, 1996 and the eight months ended September 30, 1995 would have been 3.01%, 2.98%, 3.01% and 3.62%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.50% and 2.46% for the years ended September 30, 1997 and September 30, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*     Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS C

                                                             August 19, 1997
                                                               (Inception
                                              Year              of Class)
                                              ended              through
                                          September 30,        September 30,
                                              1998                1997
                                              ----                ----
Net Asset Value,
    Beginning of Period .................   $ 11.37             $ 11.50
                                            -------             -------
Income From Investment Operations
    Net Investment Loss .................        --               (0.02)
    Net Realized and Unrealized Losses ..     (2.20)              (0.11)
                                            -------             -------
      Total From Investment Operations ..     (2.20)              (0.13)
                                            -------             -------
Net Asset Value, End  of Period .........   $  9.17             $ 11.37
                                            =======             =======
Total Return(1) .........................    (19.35)%             (1.13)%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted) ..............   $   256             $    61
    Ratio of Expenses
      to  Average Net  Assets ...........      2.78%(2)(3)         2.62%(2)*
    Ratio of Net Investment Income
      to Average Net  Assets ............     (1.19)%             (2.27)%*
    Portfolio Turnover Rate(4) .........         63%                 97%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the year ended September 30, 1998 and the period ended September 30, 1997 would have been 3.19% and 3.14%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.77% for the year ended September 30, 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*     Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Directors of Davis International Total Return Fund

      We have audited the accompanying statement of assets and liabilities of Davis International Total Return Fund (a fund of Davis International Series, Inc.) including the schedule of investments, as of September 30, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1997 and the financial highlights for each of the years in the two-year period ended September 30, 1997 and for the eight months ended September 30, 1995, were audited by other auditors whose report, dated November 11, 1997, expressed an unqualified opinion on this information.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis International Total Return Fund as of September 30, 1998, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

Denver, Colorado
November 4, 1998

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
124 East Marcy Street, P.O. Box 1688, Santa Fe, New Mexico  87501
================================================================================

      Directors                      Officers

      Jeremy H. Biggs                Jeremy H. Biggs
      Christopher C. Davis               Chairman
      G. Bernard Hamilton            Shelby M.C. Davis
      Keith R. Kroeger                   President
      The Very Reverend              Kenneth C. Eich
         James R. Leo                    Vice President
      Richard M. Murray              Sharra L. Reed
      Theodore B. Smith Jr.              Vice President, Treasurer
                                         & Assistant Secretary
                                     Thomas D. Tays
                                         Vice President & Secretary
                                     Andrew A. Davis
Investment Adviser                       Vice President
                                     Christopher C. Davis
Davis Selected Advisers, L.P.            Vice President
124 East Marcy Street                Carolyn H. Spolidoro
Santa Fe, New Mexico  87501              Vice President
1-800-279-0279

Distributor

Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian

State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Counsel

D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

Auditors

KPMG Peat Marwick LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

--------------------------------------------------------------------------------
For more information about Davis International Series, Inc., Davis International Total Return Fund, Inc. including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.
--------------------------------------------------------------------------------